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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 7, 1999
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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ITEM 5.  OTHER EVENTS

     Doral Financial Corporation (the "Company"), on October 7, 1999, released its unaudited earnings for the quarter and nine months ended September 30, 1999.
The Company's press release also included certain unaudited balance sheet and operational data as of September 30, 1999. A copy of the press release disclosing the Company's unaudited earnings for such period is attached as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

     On September 19, 1999, the Company issued $29,000,000 of unsecured senior notes with varying maturities from August 31, 2004 through August 31, 2007. The notes were privately placed with two institutional investors. The notes were not registered or required to be registered under the Securities Act of 1933 and may not be offered or sold absent registration under the Securities Act or an applicable exemption from the registration requirements. A copy of the Note
Purchase Agreement is being filed as an exhibit to this current report on Form
8-K.

     Under cover of this current report on Form 8-K a copy of a Master
Repurchase Agreement between the Company and Bear Stearns Marketing Capital
Corporation is also being filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

            (c)  Exhibits

          10.88  Note Purchase Agreement dated September 17, 1999 (including
                 Form of Senior Note)

          10.89 Master Repurchase Agreement, dated as of June 4, 1999, between the Company and Bear Sterns Mortgage Capital Corporation.

          99     Press Release dated October 7, 1999.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Mario S. Levis
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                                                         Mario S. Levis
                                                      Executive Vice President
                                                         and Treasurer



Date: October 8, 1999





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